Registration No. 33-6418
1940 Act File No. 811-4946
Rule 497(e)

THOMPSON PLUMB FUNDS, INC.

GROWTH FUND
MIDCAP FUND
BOND FUND

____________________________

Supplement Dated September 29, 2008 to
Prospectus Dated March 31, 2008

Addition of Portfolio Managers to the Thompson Plumb MidCap Fund

James T. Evans and Jason L. Stephens have joined John W. Thompson as Co-Portfolio Managers of the MidCap Fund.

James T. Evans has been actively involved in the management of the MidCap Fund since its March 31, 2008 inception. Mr. Evans has been a Research Analyst at Thompson Investment Management, Inc. (“TIM”) since March 2005 and has been a portfolio manager at TIM since June 2008. Prior to joining TIM, he was a Managing Director for Nakoma Capital Management, a hedge fund currently headquartered in Madison, Wisconsin that he joined in July 2000. Mr. Evans graduated summa cum laude from Macalester College in 1997 with a Bachelor of Arts degree in Economics and Computer Science. He also earned a M.B.A. in Finance and Accounting and a M.S. in Finance from the University of Wisconsin-Madison in 1999 and 2000, respectively. Mr. Evans completed the Applied Security Analysis Program at the University of Wisconsin-Madison Business School. He also is a CFA charterholder.

Jason L. Stephens, like Mr. Evans, has been actively involved in the management of the MidCap Fund since its inception. Mr. Stephens is the Secretary of Thompson Plumb Funds, Inc. and a Portfolio Manager at TIM. Previously, he served as Chief Compliance Officer for Thompson Plumb Funds, Inc., and has worked in various capacities for TIM and Thompson, Plumb & Associates, Inc. since 2002. Mr. Stephens received a B.S. in English and Communication Arts, a M.A. in Arts Administration and a M.S. in Finance, each from the University of Wisconsin-Madison. He is a CFA charterholder and is also a member of the CFA Institute and the CFA Society of Madison.

Each of the three Co-Portfolio Managers shares equal responsibility for day-to-day management of the Funds, and they generally work together in developing investment strategies and selecting securities. In certain cases, a Co-Portfolio Manager may act independently in selecting securities, but may do so only with prior approval from the other Co-Portfolio Managers. The Co-Portfolio Managers are assisted by other employees of TIM.

THOMPSON PLUMB FUNDS, INC.
GROWTH FUND
MIDCAP FUND
BOND FUND

____________________________

Supplement Dated September 29, 2008 to
Statement of Additional Information Dated March 31, 2008

Addition of Portfolio Managers to the Thompson Plumb MidCap Fund

James T. Evans and Jason L. Stephens have joined John W. Thompson as co-portfolio managers for the MidCap Fund.

Messrs. Evans and Stephens each receive a fixed salary for managing the MidCap Fund.

The following table sets forth each of Messrs. Evans and Stephens ownership of Fund shares as of August 31, 2008:

Portfolio Manager	Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in all Funds

James T. Evans	$10,001 - $50,000 (Growth Fund) $50,001 - $100,000 (MidCap Fund) None (Bond Fund)	$50,001 - $100,000

Jason L. Stephens	$10,001 - $50,000 (Growth Fund) $50,001 - $100,000 (MidCap Fund) None (Bond Fund)	$100,001 - $500,000

Mr. Stephens also manages other accounts for individuals and institutional clients. He receives a fixed salary for managing each of these accounts.

As of August 31, 2008, Mr. Stephens managed a total of 29 other accounts (none of which were registered investment companies or other pooled investment vehicles), in addition to the MidCap Fund, having total aggregate assets of $14 million. None of these accounts was charged a fee based on performance.

Many, but not all, of the accounts managed by Mr. Stephens have investment strategies similar to those employed for the Funds. Possible material conflicts of interest arising from Mr. Stephens’s management of the investments of the MidCap Fund, on the one hand, and the investments of other accounts, on the other hand, include his allocation of sufficient time, energy and resources to managing the investments of the MidCap Fund in light of his responsibilities with respect to numerous other accounts, particularly accounts that have different strategies from those of the Funds; the fact that the fees payable to Thompson Investment Management, Inc. (“TIM”) for managing the certain Funds may be less than the fees payable to TIM for managing other accounts, potentially motivating him to spend more time managing the other accounts; the proper allocation of investment opportunities that are suitable for the Funds and other accounts; and the proper allocation of aggregated purchase and sale orders for the Funds and other accounts.